                               FPA CAPITAL FUND, INC.


INCORPORATED UNDER THE LAWS                               SEE REVERSE FOR
 OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

This certifies that                                        is the owner of











                                 CUSIP 302539 10 1

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCKS $.01 PAR VALUE, OF

                               FPA CAPITAL FUND, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated



  /s/ Sherry Sasaki                [SEAL]               /s/ Robert L. Rodriguez

      SECRETARY                                                PRESIDENT



COUNTERSIGNED:
STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS)
TRANSFER AGENT

BY


AUTHORIZED SIGNATURE

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM--as tenants in common           UNIF GIFT MIN ACT--_____Custodian____
  TEN ENT--as tenants by the entireties                     (Cust)       (Minor)
  JT TEN --as joint tenants with right of       under Uniform Gifts to Minors
          survivorship and not as tenants       Act__________________________
          in common                                        (State)
                                UNIF TRF MIN ACT--______Custodian (until age___)
                                                 (Cust)
                                                ________ under Uniform Transfers
                                              (Minor)
                                           to Minors Act_______________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
/                                    /
/                                    /
--------------------------------------

-----------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________

                               /x/__________________________________________

                               /x/_________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17 Ad-15.